 UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: June 3, 2002

                                                              ELINE ENTERTAINMENT GROUP, INC.
                                                         (Exact Name of Registrant as specified in its charter)

Nevada	0-30451	88-0429856
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Item 5. Other Events

Eline Entertainment Group, Inc. has changed its corporate headquarter information.  The new address, phone number and fax number are 4757 East Greenway Road, Suite 107b-pmb65, Phoenix, Arizona 85032; Phone number (602) 434-7857; Fax number (602)595-6734.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 ELINE ENTERTAINMENT GROUP, INC.

/s/ Curtis Hawk
Curtis Hawk, President
/s/ Tom Gaffney

 Tom Gaffney,

 Incoming President

 Date: June 3, 2002